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                                                                Exhibit 11

              [LANDSBURG PLATT RASCHIATORE & DALTON LETTERHEAD]



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion by reference to Post Effective Amendment No. 5 on Form N-1A of American Heritage Growth Fund, Inc. of our report dated February 28, 1997 on our examination of the Financial Statements of such company. We also consent to the reference to our firm in such Registration Statement.



                                /s/ LANDSBURG PLATT RASCHIATORE & DALTON

June 2, 1997